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                                                                   EXHIBIT 99.1

                          Independent Auditors' Report


Board of Directors
Apartment Investment and Management Company

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Calhoun Beach Club Apartments as described in Note 1 for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Calhoun Beach Club Apartments. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Apartment Investment and Management Company, as described in Note 1 and is not intended to be a complete presentation of the income and expenses of Calhoun Beach Club Apartments.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses of the Calhoun Beach Club Apartments, as described in Note 1, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




                                                         /s/ ERNST & YOUNG LLP





Denver, Colorado
November 10, 1998





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
                           Calhoun Beach Apartments

                             Historical Summary of
                   Gross Income and Direct Operating Expenses


                                                            NINE MONTHS          YEAR
                                                               ENDED             ENDED
                                                           SEPTEMBER 30,       DECEMBER 31,
                                                               1998               1997
                                                         -----------------   ----------------
                                                            (unaudited)
Gross Income
        Rental income                                    $     785,367       $   967,038
        Rental income - related party                          688,628           865,540
        Other income                                            34,148            33,575
                                                         -----------------   ----------------
        Total gross income                                   1,508,143         1,866,153

Direct Operating Expenses
        Repairs and maintenance                                282,433           245,281
        Utilities                                              176,437           246,029
        General and administrative                             281,440           176,346
        Real estate taxes                                      151,831           203,025
        Management fees                                         58,209            71,361
                                                         -----------------   ----------------
        Total direct operating expenses                        950,350           942,042
                                                         -----------------   ----------------
Excess of gross income over direct operating expenses    $     557,793       $   924,111
                                                         =================   ================


See accompanying notes

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
                         Calhoun Beach Club Apartments

                  Notes to Historical Summary of Gross Income
                         and Direct Operating Expenses

                        Year Ended December 31, 1997 and
                Nine Months Ended September 30, 1998 (unaudited)




1. ORGANIZATION AND BASIS OF PRESENTATION

The Calhoun Beach Club Apartments (the "Property") is a mixed-use property located in Minneapolis, Minnesota which includes a 76-unit residential apartment community and 67,268 square feet of commercial space currently leased to seven tenants.

As of November 10, 1998, the Property is under contract to be purchased by Apartment Investment and Management Company, a publicly traded real estate investment trust.

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Apartment Investment and Management Company. The Historical Summary is not intended to be a complete presentation of income and expenses of the Property for the year ended December 31, 1997, and the nine months ended September 30, 1998, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the Historical Summary in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts included in the Historical Summary and accompanying notes thereto. Actual results could differ from those estimates.

REVENUE RECOGNITION

Rental income attributable to residential leases is recorded when due from residents. Residential leases are for periods of up to one year, with rental payments due monthly.







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
                         Calhoun Beach Club Apartments

                  Notes to Historical Summary of Gross Income
                   and Direct Operating Expenses (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION (CONTINUED)

Rental income from retail tenants is recognized on a straight-line basis over the term of the related lease. Property operating cost reimbursements due from retail tenants for utilities, real estate taxes and other recoverable costs are recognized in the period the expenses are incurred. The remaining term of retail tenant leases ranges from one to nine years, with rental payments due monthly.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying interim unaudited Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary for the year ended December 31, 1997. In the opinion of management of the Property, all material adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of combined gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

3. TRANSACTIONS WITH AFFILIATES

RENTAL INCOME

The Property leases approximately 59,797 square feet of commercial space and one apartment unit to various affiliates of the owner of the Property. The remaining terms of the leases range from one to nine years. Total related party income recorded by the Property during 1997 is $865,540.

MANAGEMENT FEES

Twin Town Realty, Inc., an affiliate of the owner of the Property, receives management fees relating to the Property. The management fee is 4% of gross annual revenue, as defined in the management agreement.

4. FUTURE MINIMUM RENTAL INCOME

The Property is leased to commercial tenants under operating leases with expiration dates ranging from one to nine years. Future minimum rentals on non-cancelable tenant leases at December 31, 1997 are as follows:

                Year                    Amount
                ----                    ------
                1998                    $  972,283
                1999                       948,372
                2000                       825,050
                2001                       809,400
                2002                       809,400
                Thereafter               1,081,830
                                        ----------
                Total                   $5,446,335
                                        ==========

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